                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 STAODYN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          NOTICE  OF  ANNUAL  MEETING
                                OF  STOCKHOLDERS

                            TO BE HELD MAY 23, 1996


To the Stockholders:

The Annual Meeting of Stockholders of Staodyn, Inc., (the "Company"), will be held at 10:00 a.m., Mountain Daylight Time, on May 23, 1996, at the Raintree Plaza Hotel Conference Center, 1900 Ken Pratt Boulevard, Longmont, Colorado, for the following purposes:

  1.   To elect three directors.

  2. To ratify the selection of Price Waterhouse LLP as the independent auditors for the Company for the year ending November 30, 1996.

  3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

All stockholders are cordially invited to attend the meeting, although only stockholders of record at the close of business on March 29, 1996 will be entitled to vote.

A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Annual Report of the Company for the fiscal year ended November 30, 1995.


For the Board of Directors,


Michael J. Newman
Secretary
                                          1225 Ken Pratt Boulevard
                                          Longmont, Colorado  80501

                                          April 4, 1996

                                 STAODYN, INC.
                            1225 Ken Pratt Boulevard
                           Longmont, Colorado  80501

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 1996


This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Staodyn, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held Thursday, May 23, 1996, and at any and all adjournments of such meeting.

If the enclosed proxy card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted (1) for the nominees for director indicated herein and, (2) in favor of the selection of Price Waterhouse LLP as independent auditors for the Company. The proxies will be tabulated and votes counted by American Stock Transfer and Trust Company.

Stockholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise, by delivering written notice of revocation to the Transfer Agent or the Company, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

The costs of the meeting, including costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing, and, if necessary, will engage a professional proxy solicitor, at a cost not to exceed $15,000, to assist in obtaining a representative number of proxies.


                        VOTING RIGHTS AND VOTE REQUIRED

Only stockholders of record at the close of business on March 29, 1996 will be entitled to vote at the Annual Meeting. The transfer records of the Company will not be closed. Each issued share of common stock entitles its record owner to one vote on each matter to be voted at the meeting. Cumulative voting is not permitted under the Certificate of Incorporation of the Company. As of March 29, 1996 there were 6,344,326 shares of the Company's common stock, par value $.01 per share, issued and outstanding.

The presence in person or by proxy of the holders of one third of the total issued and outstanding shares of common stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, approval of all matters will require an affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote, except that directors are elected by a plurality of votes. Under applicable Delaware law, abstentions will have the same effect as a vote against the auditor proposal and will have no effect on the election of directors; broker nonvotes will have no effect on either the auditor proposal or the election of directors.


               THE DATE OF THIS PROXY STATEMENT IS APRIL 4, 1996

                             PRINCIPAL STOCKHOLDERS


The following table sets forth certain information regarding the beneficial ownership of the common stock as of February 29, 1996, by (i) persons known to the Company to be beneficial owners of more than 5% of the common stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and the highest compensated executive officers whose individual total cash compensation exceeded $100,000; and (iv) the officers and directors of the Company as a group. A person is deemed to be the beneficial owner of common stock that can be acquired by such person within 60 days from February 29, 1996, upon the exercise of options or warrants.


        NAME & ADDRESS            NUMBER OF SHARES   PERCENTAGE
      OF BENEFICIAL OWNER        BENEFICIALLY OWNED   OF CLASS
-------------------------------  ------------------  -----------

   Beverly Enterprises, Inc.        1,193,389 /(1)/        18.8%
   5111 Rogers Avenue
   Ft. Smith, Arkansas 72919

   W. Bayne Gibson                    125,871/ (2)/         2.0%
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   Frederick H. Ayers                        34,000           *
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   Patrick F. Crane                           2,700           *
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   Margaret S. Hansson                       12,000           *
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   Alan C. Stormo                      52,214 /(3)/           *
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   Gerald D. Van Eeckhout              15,000 /(4)/           *
   1225 Ken Pratt Boulevard
   Longmont, Colorado 80501

   All Officers and Directors
     as a Group (8 persons)           359,135/ (5)/         5.6%

--------------


*  Represents beneficial ownership of less than 1% of common stock.

(1) These shares were previously held by Pharmacy Management Services, Inc., which was acquired by Beverly Enterprises, Inc. in June 1995.

(2) This amount includes 113,371 shares held by "The W. Bayne Gibson & Nellie V. Gibson Loving(R) Trust" of which Mr. and Mrs. Gibson are the joint trustees, and options to purchase 12,500 shares which become exercisable within 60 days.

(3) This amount includes 18,554 shares held by Dr. Stormo's wife, Martha A. Stormo; 20,000 shares held by Alan C. Stormo, M.D., P.C.; 5,000 shares held by Alan C. Stormo, M.D., P.C. Pension Trust; and 1,160 shares held by Alan
    C. Stormo, I.R.A.

(4) This amount includes 5,000 shares held by Gerald Van Eeckhout, IRA, and 5,000 shares held by his wife, Carolyn Van Eeckhout, IRA.

(5) This amount includes options to purchase 90,250 shares, which are currently exercisable or become exercisable within 60 days.

There is no arrangement known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.



                             ELECTION OF DIRECTORS

Pursuant to the Company's Bylaws, the authorized number of directors of the Company has been set at six and will be reset at five as of the Annual Meeting of Stockholders, as described below. On August 16, 1990, at the Company's Annual Meeting of Stockholders, the Company's Certificate of Incorporation and Bylaws were amended to divide the Board of Directors into three classes and provide that after an interim arrangement, each class is to be elected for a three-year term. There are presently six directors serving on the Company's Board of Directors.

The terms of office of W. Bayne Gibson, Frederick H. Ayers and Gerald D. Van Eeckhout expire at the Annual Meeting of Stockholders scheduled for May 23, 1996. Mr. Van Eeckhout is not standing for election, and will retire from the Staodyn Board of Directors after 12 years of service. Patrick F. Crane was appointed to the Board of Directors in July 1995, and is standing for election
to a three-year term expiring at the 1999 Meeting of Stockholders.   THE BOARD
OF DIRECTORS RECOMMENDS THAT MESSRS. GIBSON, AYERS AND CRANE BE ELECTED TO SERVE AS DIRECTORS OF THE COMPANY FOR THREE-YEAR TERMS EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS. Unless otherwise specified, the proxy solicited by the Board of Directors will be voted FOR the election of Messrs. Gibson, Ayers and Crane as directors.

The terms of office of the Company's other directors who are not standing for election at the May 23, 1996 Annual Meeting of Stockholders are as follows:
Margaret S. Hansson has a term which expires at the 1997 Annual Meeting of Stockholders and Dr. Alan C. Stormo has a term which will expire at the 1998 Annual Meeting of Stockholders.

A stockholder using the enclosed proxy card may vote for each or all of the nominees of the Board of Directors or such stockholder may withhold his or her vote from each or all of such nominees. IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL OF THE NOMINEES. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among the Board of Directors.

The following table sets forth the name and age of each director of the Company, indicating all positions and offices with the Company presently held by him or her, and the period during which he or she has served as such:

                                                  ALL POSITIONS AND OFFICES        PERIOD FROM
    NAME                                AGE         HELD WITH THE COMPANY          WHICH SERVED
    ----                                ---       --------------------------      --------------

W. Bayne Gibson                          71  President, Chief Executive Officer,  1984 - Present
                                              Director and Chairman of the Board

Frederick H. Ayers                       56               Director                1984 - Present

Patrick F. Crane                         49               Director                1995 - Present

Margaret S. Hansson                      73               Director                1984 - Present

Alan C. Stormo                           63               Director                1985 - Present


The principal occupation and business experience of each director is set forth below.

W. BAYNE GIBSON.     Mr. Gibson has been President and Chief Executive Officer
of the Company since August 1984 and Chairman of the Board since August 1991.

FREDERICK H. AYERS.     Since 1985, Mr. Ayers has been President of F.H. Ayers,
Inc., Boulder, Colorado, a private investment company. He is currently a director of Imex Medical Systems, Inc., a manufacturer of medical products.

PATRICK F. CRANE.    Since 1992, Mr. Crane has been employed by Ohmeda, Inc., a medical products company, most recently as Project Director, Strategic Growth Opportunities. From 1987 to 1991, he was Chairman and Chief Executive Officer, Cybermedic, Inc., Louisville, Colorado.

MARGARET S. HANSSON.   Since 1981, Ms. Hansson has been Chairman of the Board of
PureCycle Corporation, a publicly-held water treatment technology and water rights company, and since 1994, Chief Executive Officer of AquaLogic, Inc., a water purification company, Boulder, Colorado. She is currently a director of Norwest Bank Boulder, N.A., Norwest Banks of Colorado, and Blue Cross/Blue Shield of Colorado.

ALAN C. STORMO, M.D.    Since 1970, Dr. Stormo has had a medical practice in
Boulder, Colorado as a plastic and reconstructive surgeon, and is the owner and President of Boulder Valley Surgical Center. He is currently a director of Beverage International Group, Ltd., a full-service beverage company, and President of Three Peaks Water, Inc., a land and water rights company.


There are no material legal proceedings pending to which any director or executive officer, or any record or beneficial owner of more than five percent of the Company's common stock, or any affiliate of any such director, officer, or five percent stockholder is a party adverse to the Company or has a material interest adverse to the Company.

Except as described herein, during the last fiscal year there have been no transactions, or any currently proposed transactions to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five percent stockholder, or member of the immediate family of such persons, has a direct or indirect material interest.
In 1995, the Company made interest payments totaling $140,250 to a limited liability company (LLC), in which one of the officers of the Company is a minority (16%) participant.

The Board of Directors has established a Compensation Committee and an Audit Committee, but has not established a Nominating Committee. The Compensation Committee is composed of Messrs. Ayers and Stormo and its primary purposes are to administer the Company's 1983 Employee Stock Purchase and 1992 Stock Option Plans, and to review and approve the compensation of the executive officers of the Company. The Compensation Committee held no separate meetings during the fiscal year ended November 30, 1995, but consulted regularly with each other and the President on compensation-related matters. The Audit Committee is composed of Ms. Hansson and Mr. Crane. Its primary purposes are to oversee financial reporting to stockholders, and the underlying operating policies and audit process; provide liaison between the independent auditors and the Board of Directors; assist the Board in fulfilling its fiduciary responsibility to stockholders in the areas of accounting and reporting practices; and to review the scope and fees for audit and nonaudit services provided to the Company by the independent accountants. The Audit Committee held one meeting during the fiscal year ended November 30, 1995.

The Board of Directors held eleven regular or special meetings during the last fiscal year. Each director attended 75% or more of the total meetings of the Board of Directors and committees of the Board for the period during which that person was a member, except for Mr. Ayers who attended eight of eleven meetings.


                         COMPLIANCE WITH SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended November 30, 1995 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended November 30, 1995, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its common stock complied with all Section 16(a) filing requirements.



                               EXECUTIVE OFFICERS

The following table sets forth the names of the executive officers of the Company not named previously, their age, respective positions with the Company, the period during which he has served as such and business experience and background.

                                     ALL POSITIONS AND OFFICES                PERIOD FROM
       NAME              AGE           HELD WITH THE COMPANY                 WHICH SERVED
       ----              ---         --------------------------             ---------------
 John L. Fenstermaker     60  Vice President - Operations                   1990 - Present

 Michael J. Newman        59  Vice President - Finance and Administration,  1992 - Present
                               Chief Financial Officer and Secretary        and 1983 - 1989


JOHN L. FENSTERMAKER.   Mr. Fenstermaker joined the Company as Vice President -
Operations, responsible for engineering, manufacturing, and regulatory affairs, in April 1990. During the previous 32 years he had held various engineering and manufacturing positions with IBM, primarily at the Boulder, Colorado plant and in San Jose, California.

MICHAEL J. NEWMAN.    Mr. Newman rejoined the Company in September 1992 as Vice
President - Finance and Administration and in December 1992 was elected Corporate Secretary. He previously held these positions with the Company from April 1983 to April 1989. From April 1989 to December 1990 he was Executive Vice President and Chief Financial Officer of Vexcel Corporation, a computer image processing company, Boulder, Colorado, and from December 1990 to September 1992, he was Vice President, Finance and Administration of Kentek Information Systems, Inc., a manufacturer of computer printers.



                             EXECUTIVE COMPENSATION

The following summary compensation table sets forth the payments made by the Company during the fiscal years ended November 30, 1995 and 1994 to the Company's Chief Executive Officer. No executive officer of the Company other than the Chief Executive Officer had compensation exceeding $100,000 for the past fiscal year.


                           SUMMARY COMPENSATION TABLE



                                                ANNUAL COMPENSATION /(1) (2)/
                                               ------------------------------

            (A)               (B)      (C)        (D)             (E)
         NAME AND                                             OTHER ANNUAL
    PRINCIPAL POSITION       YEAR   SALARY ($)  BONUS ($)   COMPENSATION ($)
---------------------------  -----  ---------  ----------  ------------------

W. Bayne Gibson              1995    141,014      0                 0
President & CEO              1994    141,014      0                 0

--------------

(1) The Company made no other long-term compensation awards or payouts to the executive officer.

(2) The Company has not granted and does not expect to grant restricted stock to its executive officers. The above-named officer does not hold any stock of the Company that is subject to any restriction other than the volume selling restrictions under Rule 144 of the Securities Act of 1933, applicable to affiliates generally.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES


   (A)               (B)             (C)                 (D)                       (E)
                    SHARES                        Number of Securities        Value of Unexercised
                   ACQUIRED          VALUE        Underlying Unexercised          In-the-Money
                  ON EXERCISE       REALIZED       Options at FY-End (#)       Options at FY-End ($)
   NAME               ($)             ($)        Exercisable/Unexercisable   Exercisabel/Unexercisable
   ----           -----------       --------     -------------------------   -------------------------
W. Bayne Gibson       0                0                  0 / 25,000               0 / 2,000

-------------


            EXECUTIVE OFFICER EMPLOYMENT CONTRACTS AND TERMINATION,
                  SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

Mr. Gibson is employed pursuant to an Employment Agreement and a related Severance Agreement, both dated November 21, 1989 and amended April 13, 1995. These agreements, among their provisions, provide for minimum base compensation of $140,000 per year through June 1, 1996, and partial employment for one year thereafter. In the event of a nonnegotiated change of control of the Company, compensation benefits will continue for the term of the agreement. Assuming a change of control of the Company at the present time, approximately $95,000 would be payable to Mr. Gibson. In consideration for the severance benefits, Mr. Gibson agreed to refrain from competing with the Company in the United States for a period of one year from termination. The other provisions of Mr. Gibson's Employment Agreement are consistent with the employment policies, such as expense reimbursement, vacations, etc., covering other employees of the Company, who do not have Employment Agreements.

Each of the other executive officers is a party to an Employment Agreement and related Severance Agreement, which provide termination by the Company without cause upon 90 days' written notice. The Severance Agreements provide that in the event of a change of control of the Company, and termination of the officer without cause within two years of such change of control, then the officer shall be entitled to 12 months of salary, group health insurance and 401(k) Profit Sharing Plan continuation. Assuming a change of control of the Company at the present time, $100,000 each would be paid to Messrs. Fenstermaker and Newman. The officer is subject to a noncompetition agreement during this salary continuation period. The Severance Agreements confer no other benefits upon the officer, or any benefits in the event of voluntary separation from the Company, or any benefits if termination occurs subsequent to two years from the date of change of control of the Company.



                             DIRECTOR COMPENSATION

Each nonmanagement director is paid an annual fee in Staodyn common stock during his or her period of service as a director. The fee in 1995 was 5,000 shares for each director who served a full year, with a proportionate amount to Mr. Crane.

                                 STOCK OPTIONS

1982 INCENTIVE STOCK OPTION PLAN AND 1992 STOCK OPTION PLAN

The 1982 Incentive Stock Option Plan and the 1992 Stock Option Plan provide for the granting of options to executive officers, directors, consultants and key employees of the Company to purchase a maximum of 600,000 shares and 400,000 shares, respectively, of the Company's common stock. The exercise price of options granted under the Plan may not be less than 100% of the fair market value of the common stock at the time of the grant, except that so-called nonstatutory options may be granted under the 1992 Stock Option Plan at exercise prices determined by the Board of Directors. Options are not transferable and may not be exercised more than 10 years from the date of the grant. The Plans are administered by the Compensation Committee of the Company's Board of Directors, which has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, the time or times at which options will be granted or exercised, and the term and provisions of the options. The 1982 Incentive Stock Option Plan expired May 31, 1992. At November 30, 1994, 55,500 shares were the subject of granted options under that Plan. At November 30, 1995, options to purchase 217,000 shares had been granted under the 1992 Plan, and 183,000 shares were available for the grant of further options.

1983 EMPLOYEE STOCK PURCHASE PLAN

In addition to the 1982 and 1992 Stock Option Plans, the Company has the 1983 Employee Stock Purchase Plan in effect. All full-time employees, including officers of the Company, who have completed six months of employment with the Company and who own less than 5% of the outstanding shares of common stock are eligible to participate in the Plan, which permits the purchase of the Company's common stock at 85% of fair market value, as this term is defined in the Plan. During the fiscal year ended November 30, 1995, all of the current officers participated in the Plan. For the period ending December 30, 1994, they purchased an aggregate of 14,566 shares of common stock at a price of $1.14 per share and for the period ending June 30, 1995, they purchased an aggregate of 14,869 shares at $1.14 per share. At November 30, 1995, there were 83,363 shares available for issuance under the Plan.


               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP was engaged by the Company in 1994 to serve as its independent auditors. That firm audited the financial statements of the Company for the years ended November 30, 1994 and 1995. The Board of Directors has continued the appointment of Price Waterhouse LLP to audit the financial statements of the Company for the year ended November 30, 1996. The Board of Directors recommend that stockholders vote FOR ratification of the appointment of Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.


                                 OTHER BUSINESS

Management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

Stockholder proposals intended for presentation at the Company's next Annual Meeting must be received by the Company at its principal offices in Longmont, Colorado, not later than January 31, 1997.



                         ANNUAL REPORT TO STOCKHOLDERS

The Annual Report of the Company on Form 10-KSB for the fiscal year ended November 30, 1995, including audited financial statements for the year then ended, is enclosed with this proxy statement.

                                 STAODYN, INC.

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 23, 1996

        The undersigned hereby constitutes, appoints and authorizes W. Bayne Gibson and Michael J. Newman severally as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse, all of the undersigned's shares of common stock of Staodyn, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse and described in the Notice of Annual Meeting and Proxy Statement dated April 4, 1996, receipt of which is hereby acknowledged.

                        (TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

1. Election of    FOR   WITHHELD   Nominees:            2. Ratify selection of Price Waterhouse LLP as  FOR  AGAINST   ABSTAIN
   Directors:     [_]     [_]      W. Bayne Gibson         independent auditors for the year ending     [_]    [_]       [_]
                                   Frederick H. Ayers      November 30, 1996.
                                   Patrick F. Crane

   For, except vote withheld from the following         3. In their discretion, the Proxies are authorized to vote upon such other
   nominee(s):                                             business as may properly come before the meeting or any and all adjournments thereof.

   ---------------------------------------------
                                                        The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

                                                        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
                                                        HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                        WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY
                                                        AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE
                                                        MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE
                                                        UNDERSIGNED.

                                                        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                                        ENCLOSED PRE-PAID ENVELOPE.

SIGNATURE_______________________________  DATE____________ SIGNATURE______________________________________ DATE___________________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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